Prospectus Supplement

John Hancock Variable Insurance Trust

Health Sciences Trust (the fund)

Supplement dated February 5, 2025 to the current Prospectus, as may be supplemented (the Prospectus)

Effective March 24, 2025 (the Effective Date), Ziad Bakri, the portfolio manager of the fund, will be on sabbatical with an expected return date of July 17, 2025. Jason Nogueira will be covering in the interim as the portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio.

As of the Effective Date and for the duration of the sabbatical, the following information will be amended and restated under the heading “Portfolio management” in the “Fund summary” section for the fund:

Jason Nogueira

Vice President

Managed fund since March 24, 2025

Additionally, as of the Effective Date and for the duration of the sabbatical, the table of portfolio managers specific to the fund in the “Subadvisors and Portfolio Managers” section of the Prospectus under the heading “T. Rowe Price Associates, Inc. (“T. Rowe Price”)”, as well as the bulleted list of the portfolio managers below the table, will be amended and restated to include Mr. Nogueira as the fund’s portfolio manager:

•	Jason Nogueira. Vice President; joined T. Rowe Price in 2004.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Health Sciences Trust (the fund)

Supplement dated February 5, 2025 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective March 24, 2025 (the Effective Date), Ziad Bakri, the portfolio manager of the fund, will be on sabbatical with an expected return date of July 17, 2025. Jason Nogueira will be covering in the interim as the portfolio manager of the fund and will be primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of the Effective Date and for the duration of the sabbatical, the following information regarding Mr. Nogueira supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio manager of the fund’s subadvisor, T. Rowe Price Associates, Inc.

PORTFOLIO MANAGER AND OTHER ACCOUNTS MANAGED

The following table provides information regarding other accounts for which the portfolio manager listed above has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table provides information as of December 31, 2024:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Jason Nogueira	7	37,006,858,730	37	52,116,357,871	8	10,346,256,783

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)	Number of Accounts	Assets ($)
Jason Nogueira	0	0	0	0	0	0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Jason Nogueira as of December 31, 2024. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Jason Nogueira’s ownership of fund shares is stated in the footnote that follows the table.

Portfolio Manager	Dollar Range of Shares Owned[1]
Jason Nogueira	none

[1]	As of December 31, 2024, Jason Nogueira beneficially owned $0 of the fund.

You should read this supplement in conjunction with the SAI and retain it for your future reference.